UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 9, 2009

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

230 CONSTITUTION DRIVE
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On July 9, 2009, Geron Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-160498) (the “Registration Statement”), relating to the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company, $0.001 par value (“Common Stock”), preferred stock, warrants and debt securities with a maximum aggregate offering price of $250,000,000, which Registration Statement was declared effective on July 22, 2009.

     Subsequently, on September 9, 2009, the Company entered into a Common Stock and Warrant Purchase Agreement with certain institutional investors in connection with the offering of (i) an aggregate of 550,000 shares of Common Stock (the “Shares”), (ii) warrants to purchase an aggregate of 150,000 additional shares of Common Stock (the “Warrants”), and (iii) the shares of Common Stock to be issued upon exercise of the Warrants (the “Warrant Shares”), all of which are being issued pursuant to the Registration Statement and a prospectus supplement filed with the Commission on September 10, 2009 (“the Offering”). The Company received proceeds from the sale of the Shares and Warrants equal to approximately $3.6 million. The Company arranged the financing directly with the investors and the proceeds will be used to fund an investment in ViaGen, Inc. (ViaGen), an Arizona company that has licensed certain intellectual property from the Company related to animal reproductive technology, in order to maintain the Company’s 27% equity ownership in ViaGen. On September 9, 2009, the Company completed the Offering.

     The Warrants are exercisable from time to time at a price of $9.00 per share of Common Stock during the period from September 9, 2009 until September 9, 2014. The Company would receive additional proceeds of approximately $1.4 million upon the full exercise of the Warrants.

     A lock-up agreement between the Company and the investors limits the sale or other disposition of the Shares, the Warrants and the Warrant Shares for a period of one year beginning on September 9, 2009.

     The Company’s Press Release with respect to the Offering, dated September 10, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (a) Financial Statements.

               None.

     (b) Pro Forma Financial Information

               None.

     (c) Exhibits:

4.1	Form of Common Stock and Warrant Purchase Agreement, dated September 9, 2009, between the Company and certain purchasers.

4.2	Form of Common Stock Purchase Warrant, dated September 9, 2009, issued by the Company to certain purchasers.

4.3	Form of Lock-Up Agreement, dated September 9, 2009, between the Company and certain purchasers.

5.1	Opinion of Latham & Watkins LLP.

99.1	Press Release of Geron Corporation, dated September 10, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: September 10, 2009	By:	/s/ David L. Greenwood
David L. Greenwood
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
4.1	Form of Common Stock and Warrant Purchase Agreement, dated September 9, 2009, between the Company and certain purchasers.
4.2	Form of Common Stock Purchase Warrant, dated September 9, 2009, issued by the Company to certain purchasers.
4.3	Form of Lock-Up Agreement, dated September 9, 2009, between the Company and certain purchasers.
5.1	Opinion of Latham & Watkins LLP.
99.1	Press Release of Geron Corporation, dated September 10, 2009.